UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 30, 2006

DELTA AIR LINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountants

The Audit Committee of the Board of Directors of Delta Air Lines, Inc. annually considers the selection of Delta’s independent registered public accounting firm. Following a competitive bid process, which included proposals from large accounting firms, Delta’s Audit Committee on January 30, 2006 decided to engage Ernst & Young LLP (“Ernst & Young”) to serve as Delta’s independent registered public accounting firm for the fiscal year ending December 31, 2006, replacing Deloitte & Touche LLP (“Deloitte & Touche”), Delta’s current independent registered public accounting firm. The engagement of Ernst & Young as Delta’s independent registered public accounting firm is subject to approval by the United States Bankruptcy Court for the Southern District of New York.

Deloitte & Touche’s reports on Delta’s consolidated financial statements for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion but included explanatory paragraphs relating to (1) the ability of Delta to continue as a going concern and (2) a change in method of accounting for goodwill and other intangible assets, effective January 1, 2002, to conform to Statement of Financial Accounting Standards No. 142. Deloitte & Touche’s report on Delta’s consolidated financial statements for the fiscal year ended December 31, 2005 has not yet been issued and Delta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 is not yet due.

In connection with the audits of Delta’s financial statements for each of the fiscal years ended December 31, 2004 and December 31, 2003 and through the date of this Form 8-K, there were no disagreements between Delta and Deloitte & Touche on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the matter in their report on Delta’s consolidated financial statements for such years.

Delta has requested Deloitte & Touche to furnish Delta with a letter addressed to the Securities and Exchange Commission stating whether Deloitte & Touche agrees with the above statements. A copy of Deloitte & Touche’s letter is included as Exhibit 16 to this Form 8-K.

During the fiscal years ended December 31, 2004 and 2003 and through the date of this Form 8-K, neither Delta nor anyone acting on its behalf consulted Ernst & Young regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Delta’s consolidated financial statements or (2) any matter that was (a) either the subject of a disagreement with Deloitte & Touche on accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the matter in their report, or (b) a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission. Delta provided Ernst & Young with this Form 8-K prior to filing it with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 16	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated February 3, 2006

Exhibit 99	Press Release dated February 3, 2006, titled “Delta Air Lines Names Ernst & Young as Auditor for Fiscal 2006”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Edward H. Bastian
Date: February 3, 2006	Edward H. Bastian Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 16	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated February 3, 2006

Exhibit 99	Press Release dated February 3, 2006, titled “Delta Air Lines Names Ernst & Young as Auditor for Fiscal 2006”